Rule 497(d)

                                     FT 236

               Supplement to the Prospectus dated January 9, 1998

Notwithstanding anything to the contrary in the Prospectus, all shares of HEALTHSOUTH Corporation (Ticker: HLSH, formerly HRC) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

March 27, 2003